UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2011

DYNEX CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-9819	52-1549373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4991 Lake Brook Drive, Suite 100 Glen Allen, Virginia	23060-9245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 217-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 23, 2011, Dynex Capital, Inc., a Virginia corporation (the “Company”), entered into Amendment No. 1 to Equity Distribution Agreement (the “Amendment”) with JMP Securities LLC (“JMP”), amending the terms of the Equity Distribution Agreement, dated as of June 24, 2010, between the Company and JMP (the “Agreement”), the form of which is an exhibit to a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 24, 2010.

The Amendment provides that the Company, from time to time after December 23, 2011 and during the term of the Agreement, as amended by the Amendment, on the terms and subject to the conditions set forth in the Agreement, as amended by the Amendment, may issue and sell through JMP, as the Company’s agent, up to 8,000,000 shares of the Company’s common stock, par value $0.01 per share. Additionally, the Amendment provides that the reference in the Agreement to the registration statement on Form S-3 of the Company (File No. 333-149475) is replaced with reference to a subsequent registration statement on Form S-3 of the Company (File No. 333-173551). The Amendment also makes certain other conforming and updating changes to the Agreement. Pursuant to the terms of the Amendment, all other terms of the Agreement shall remain in full force and effect.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.14.1 to this Current Report on Form 8-K and is incorporated herein by reference. In connection with the filing of the Amendment, the Company is filing as (i) Exhibit 5.1 to this Current Report on Form 8-K an opinion of Troutman Sanders LLP with respect to the validity of the issuance of shares of the Company’s common stock under the Agreement, as amended by the Amendment and (ii) Exhibit 8.1 to this Current Report on Form 8-K an opinion of Troutman Sanders LLP with respect to certain tax matters.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Troutman Sanders LLP with respect to the validity of the issuance of shares of the Company’s common stock under the Agreement, as amended by the Amendment.

8.1	Opinion of Troutman Sanders LLP with respect to certain tax matters.

10.14.1	Amendment No. 1 to Equity Distribution Agreement, dated as of December 23, 2011, by and between the Company and JMP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date: December 23, 2011	By:	/s/ Stephen J. Benedetti
Stephen J. Benedetti
Executive Vice President, Chief Operating
Officer and Chief Financial Officer